                                                                    Exhibit 99.1


                           $239,940,000 (APPROXIMATE)
                 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
           SENIOR/SUBORDINATE PASS THROUGH CERTIFICATES, SERIES 1996-1

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB
                                     SELLERS

BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB
                                    SERVICER

         $49,272,000        (Approximate)          [ ]%            A-1
         $50,310,000        (Approximate)          [ ]%            A-2
         $21,817,000        (Approximate)          [ ]%            A-3
         $25,120,000        (Approximate)          [ ]%            A-4
         $29,396,000        (Approximate)          [ ]%            A-5
         $27,351,000        (Approximate)          [ ]%            A-6
         $21,134,000        (Approximate)          [ ]%            A-7
         $15,540,000        (Approximate)          [ ]%            B-1


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLERS WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

FOR THE PURPOSES OF THE COMPUTATIONAL MATERIALS, THE CUT-OFF DATE IS ASSUMED AND DEEMED TO BE MAY 1, 1996, AND ALL INFORMATION CONTAINED HEREIN IS BASED ON SUCH ASSUMPTION. HOWEVER, THE CERTIFICATES ARE EXPECTED TO BE ISSUED IN JUNE 1996. THE ACTUAL CUT-OFF DATE FOR THE CREATION OF THE CONTRACT POOL WILL BE JUNE 1, 1996 AND THE CONTRACT POOL CONVEYED TO THE TRUST FUND WILL REFLECT THE CONTRACT POOL ACTIVITY IN MAY 1996. THE FINAL PROSPECTUS SUPPLEMENT WILL CONTAIN INFORMATION REGARDING THE CONTRACT POOL AS OF JUNE 1, 1996.



                                     [LOGO]

                           $239,940,000 (APPROXIMATE)
                 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
           SENIOR/SUBORDINATE PASS THROUGH CERTIFICATES, SERIES 1996-1



             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB
                                     SELLERS


BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB
                                    SERVICER


                             TRANSACTION HIGHLIGHTS

- -----------------------------------------------------------------------------------------------------------------------------
                                                                                     Scheduled Payment       Expected Final
                                             Average Life       Modified Duration      Window assuming      Maturity assuming
                                             assuming 10%         assuming 10%               10%            10% Termination
              Class       Ratings        Termination Auction   Termination Auction   Termination Auction         Auction
  Class        Size    (Moody's/Fitch)       (170% MHP)            (170% MHP)           (170% MHP)            (170% MHP)
- -----------------------------------------------------------------------------------------------------------------------------
   A-1     $49,272,000    Aaa/AAA               1.00              0.93          6/96-5/98 - 24 mos.          5/98
   A-2     $50,310,000    Aaa/AAA               3.00              2.62          5/98-8/00 - 28 mos.          8/00
   A-3     $21,817,000    Aaa/AAA               5.00              4.07          8/00-4/02 - 21 mos.          4/02
   A-4     $25,120,000    Aaa/AAA               7.00              5.28          4/02-9/04 - 30 mos.          9/04
   A-5     $29,396,000    Aaa/AAA              10.26              6.86          9/04-1/09 - 53 mos.          1/09
   A-6     $27,351,000    Aaa/AAA              14.63              8.25          1/09-8/11 - 32 mos.          8/11
   A-7     $21,134,000    Aa3/AA-               9.37              6.11          6/00-8/11 -135 mos.          8/11
   B-1     $15,540,000   Baa2/BBB               6.89              5.03          6/00-3/07 - 82 mos.          3/07
- ------------------------------------------------------------------------------------------------------------------------
Sellers                    Bank of America National Trust and Savings Association
                           BankAmerica Housing Services, an unincorporated division of Bank of America, FSB

Servicer                   BankAmerica Housing Services, an unincorporated division of Bank of America, FSB

Trustee                    The First National Bank of Chicago

Pricing Prepayment Speed   170% MHP (equates to 10.2% CPR after 24-month ramp-up period).

Pricing                    Priced to 10% Termination Auction date.

Distribution Dates         The 10th of each month, or if such day is not a business day, the next succeeding business day.

Day Count Basis            30/360 interest accrual.

Legal Final Maturity       October 2026

Termination Auction        Fourth Distribution Date after Distribution Date when outstanding pool balance is less than 10%
                           of the original pool balance.

Credit Enhancement         Aaa/AAA Classes: Class A-1/A-2/A-3/A-4/A-5/A-6: 18.25% subordination.
                           Aa3/AA- Class A-7: 9.75% subordination
                           Baa2/BBB Class B-1: 3.5% subordination

                           All classes of certificates will have the benefit of a reserve account which shall have an initial balance of zero on the closing date. The reserve account will be funded with excess interest, if any, up to $1,243,218 or 0.50% of the original pool balance beginning on the earlier of the distribution date in June 2006 (approximately 10 years from the closing date) or when the outstanding pool balance represents 25% or less of the original pool balance. The balance in the reserve account will never exceed the outstanding B-2 balance once the publicly offered certificates are paid in full.

Trust Tax Status           REMIC.


- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST 1996-1 POOL ASSETS DESCRIPTION

Pool Assets                    Conventional fixed rate actuarial manufactured housing installment sales contracts and installment loan agreements secured by manufactured homes (the "Contracts").

Aggregate Cut-off Date         $248,643,516
Pool Principal Balance

Number of Contracts            9,168

Cut-off Date                   FOR PURPOSES OF THE COMPUTATIONAL MATERIALS, THE CUT-OFF DATE IS ASSUMED AND DEEMED TO BE
                               MAY 1, 1996, AND ALL INFORMATION CONTAINED HEREIN IS BASED ON SUCH ASSUMPTION. HOWEVER, THE
                               CERTIFICATES ARE EXPECTED TO BE ISSUED IN JUNE 1996. THE ACTUAL CUT-OFF DATE FOR THE CREATION
                               OF THE CONTRACT POOL WILL BE JUNE 1, 1996 AND THE CONTRACT POOL CONVEYED TO THE TRUST FUND
                               WILL REFLECT THE CONTRACT POOL ACTIVITY IN MAY 1996. THE FINAL PROSPECTUS SUPPLEMENT WILL
                               CONTAIN INFORMATION REGARDING THE CONTRACT POOL AS OF JUNE 1, 1996.

Average Outstanding Balance    $27,121 (Range: $859 to $73,593)
(As of Cut-Off Date)

Weighted Average LTV Ratio     90.24% as of Cut-Off Date (Range at origination: 21% to 95%)

New/Used Breakdown             84%/16%
(As of Cut-Off Date)

Weighted Average Coupon        10.63% (Range: 10% to 12.50%)
(As of Cut-Off Date)

Weighted Average Original
   Maturity                    260 months (Range: 18 months to 360 months)
(As of Cut-Off Date)

Weighted Average Remaining
   Maturity                    256 months (Range: 5 months to 360 months)
(As of Cut-Off Date)

Weighted Average Seasoning     4 months
(As of Cut-Off Date)

Geographic Distribution        NC (6.95%), GA (6.74%), SC (5.58%), SC (5.58%), TX (5.40%), FL (5.22%), AZ (5.16%)
(By outstanding principal      with each of the remaining states under 5.0% (No CA or AL loans)
  balance as of Cut-off Date)

Origination Dates              Each contract was originated between November 1, 1995 and March 31, 1996
(As of Cut-Off Date)




- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

    Set forth below is a description of certain additional characteristics of the Contracts:

       GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES AS OF ORIGINATION

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                       NUMBER OF       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                       CONTRACTS       BALANCE OUTSTANDING    AS OF CUT-OFF DATE
STATE                                             AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (1)
- ------------------------------------------------  -------------------  --------------------  ---------------------
Arizona.........................................             423        $    12,831,619.84              5.16%
Arkansas........................................             294              7,787,297.27              3.13
Colorado........................................             147              4,165,263.64              1.68
Delaware........................................              35                911,499.51              0.37
District of Columbia............................               1                 33,130.78              0.01
Florida.........................................             480             12,987,071.96              5.22
Georgia.........................................             555             16,768,432.05              6.74
Idaho...........................................              50              1,470,023.30              0.59
Illinois........................................              95              2,358,956.76              0.95
Indiana.........................................             278              7,574,949.58              3.05
Iowa............................................              92              2,203,507.17              0.89
Kansas..........................................              72              1,881,117.98              0.76
Kentucky........................................             455             11,546,529.01              4.64
Louisiana.......................................             396             11,412,244.43              4.59
Maine...........................................              52              1,532,346.87              0.62
Maryland........................................              56              1,683,466.53              0.68
Michigan........................................             337              9,611,139.09              3.87
Minnesota.......................................              85              2,080,403.63              0.84
Mississippi.....................................             214              5,531,084.70              2.22
Missouri........................................             403             10,422,144.80              4.19
Montana.........................................              65              1,898,061.06              0.76
Nebraska........................................              65              1,634,342.45              0.66
Nevada..........................................              72              2,084,481.77              0.84
New Hampshire...................................               7                217,085.78              0.09
New Jersey......................................               6                209,741.61              0.08
New Mexico......................................             196              5,779,332.33              2.32
New York........................................             235              6,064,574.09              2.44
North Carolina..................................             706             17,285,452.98              6.95
North Dakota....................................              23                574,848.09              0.23
Ohio............................................             353              8,748,156.08              3.52
Oklahoma........................................             134              3,629,478.77              1.46
Oregon..........................................             199              6,643,537.93              2.67
Pennsylvania....................................             342              9,000,759.87              3.62
Rhode Island....................................               1                 28,036.73              0.01
South Carolina..................................             460             13,877,437.57              5.58
South Dakota....................................              34              1,002,241.20              0.40
Tennessee.......................................             469             12,207,237.34              4.91
Texas...........................................             544             13,418,777.48              5.40
Utah............................................              46              1,801,201.63              0.72
Vermont.........................................              17                516,566.43              0.21
Virginia........................................             173              4,212,838.18              1.69
Washington......................................             102              3,479,996.49              1.40
West Virginia...................................             273              6,514,358.29              2.62
Wisconsin.......................................              74              1,775,676.30              0.71
Wyoming.........................................              52              1,247,067.10              0.50
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- ------------------------
(1)  Entries may not add to 100.00% due to rounding.


- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
LOAN-TO-VALUE RATIO (1)                           AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (2)
- ------------------------------------------------  -------------------  --------------------  ---------------------
Less than or equal to 50%.......................              69        $       842,670.36              0.34%
51-60%..........................................              81              1,291,702.74              0.52
61-70%..........................................             170              3,131,893.28              1.26
71-80%..........................................             645             12,742,692.40              5.12
81-85%..........................................             800             18,166,971.19              7.31
86-90%..........................................           3,770             93,702,780.32             37.69
91-95%..........................................           3,633            118,764,806.16             47.77
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- --------------------------
(1) Rounded to the nearest 1%. The definition of "Value" is set forth under "The Contract Pool" above. Manufactured Homes, unlike site-built homes, generally depreciate in value, and it should generally be expected, especially with Contracts with high loan-to-value ratios at origination, that at any time after the origination of a Contract, the market value of the Manufactured Home securing such Contract may be lower than the outstanding principal balance of such Contract.

(2) Entries may not add to 100.00% due to rounding.

                         DISTRIBUTION OF CONTRACT RATES

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
CONTRACT RATE                                     AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (1)
- ------------------------------------------------  -------------------  --------------------  ---------------------
10.00...........................................             768        $    24,901,051.33             10.01%
10.25...........................................           2,051             68,605,524.84             27.59
10.50...........................................           1,726             51,378,253.44             20.66
10.75...........................................           1,672             46,882,717.16             18.86
11.00...........................................             785             18,079,993.45              7.27
11.25...........................................             893             16,351,896.69              6.58
11.50...........................................             514              9,524,318.06              3.83
11.75...........................................             287              6,434,302.49              2.59
12.00...........................................             187              2,654,220.38              1.07
12.25...........................................             206              2,883,940.14              1.16
12.50...........................................              79                947,298.47              0.38
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- ------------------------
(1)  Entries may not add to 100.00% due to rounding.


- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

                       YEARS OF ORIGINATION OF CONTRACTS

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
YEAR OF ORIGINATION                               AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (1)
- ------------------------------------------------  -------------------  --------------------  ---------------------
1995............................................           4,135        $   118,375,450.45            47.61%
1996............................................           5,033            130,268,066.00            52.39
                                                           -----       --------------------         -------
    Total.......................................           9,168        $   248,643,516.45           100.00%
                                                           -----       --------------------         -------
                                                           -----       --------------------         -------

- ------------------------
(1)  Entries may not add to 100.00% due to rounding.

            DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES OF CONTRACTS

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
ORIGINAL PRINCIPAL BALANCES OF CONTRACTS (1)      AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (2)
- ------------------------------------------------  -------------------  --------------------  ---------------------
$0 - 5,000......................................              13        $        52,945.87              0.02%
$5,001 - 7,500..................................             127                784,236.11              0.32
$7,501 - 10,000.................................             332              2,868,285.38              1.15
$10,001 - 12,500................................             391              4,355,037.13              1.75
$12,501 - 15,000................................             482              6,551,416.52              2.63
$15,001 - 17,500................................             429              6,902,612.89              2.78
$17,501 - 20,000................................             465              8,670,716.54              3.49
$20,001 - 22,500................................             793             16,767,946.20              6.74
$22,501 - 25,000................................             945             22,342,720.66              8.99
$25,001 - 27,500................................           1,051             27,412,713.89             11.02
$27,501 - 30,000................................             921             26,266,111.47             10.56
$30,001 - 32,500................................             762             23,679,556.63              9.52
$32,501 - 35,000................................             562             18,837,364.86              7.58
$35,001 - 40,000................................             734             27,227,685.92             10.95
$40,001 - 45,000................................             469             19,801,726.67              7.96
$45,001 - 50,000................................             317             14,990,523.05              6.03
$50,001 - 55,000................................             175              9,128,801.11              3.67
$55,001 - 60,000................................             126              7,198,136.30              2.89
$60,001 - 65,000................................              37              2,295,484.33              0.92
$65,001 - 70,000................................              25              1,646,741.26              0.66
$70,001 - 75,000................................              12                862,753.66              0.35
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- --------------------------
(1) The greatest original Contract principal balance is $73,717, which represents 0.030% of the outstanding principal balance of the Contracts as of the Cut-off Date.

(2) Entries may not add to 100.00% due to rounding.



- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

                          REMAINING MONTHS TO MATURITY

                                                                                               % OF CONTRACT POOL
                                                                                                 BY OUTSTANDING
                                                         NUMBER OF      AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                      CONTRACTS AS OF   BALANCE OUTSTANDING    AS OF CUT-OFF DATE
MONTHS REMAINING AS OF CUT-OFF DATE                    CUT-OFF DATE      AS OF CUT-OFF DATE            (1)
- ---------------------------------------------------  -----------------  --------------------  ---------------------
Less than or equal to 30...........................             13       $        48,275.93              0.02%
Greater than 31 and less than or equal to 60.......            238             2,101,477.52              0.85
Greater than 61 and less than or equal to 90.......            275             2,800,762.01              1.13
Greater than 91 and less than or equal to 120......            698            10,009,289.18              4.03
Greater than 121 and less than or equal to 150.....            268             4,437,348.60              1.78
Greater than 151 and less than or equal to 180.....          1,770            38,352,122.05             15.42
Greater than 181 and less than or equal to 210.....             11               244,901.02              0.10
Greater than 211 and less than or equal to 240.....          3,132            87,471,905.33             35.18
Greater than 241 and less than or equal to 270.....              5               140,343.91              0.06
Greater than 271 and less than or equal to 300.....          1,295            45,584,983.50             18.33
Greater than 301 and less than or equal to 360.....          1,463            57,452,107.40             23.11
                                                             -----      --------------------          -------
    Totals.........................................          9,168       $   248,643,516.45            100.00%
                                                             -----      --------------------          -------
                                                             -----      --------------------          -------

- --------------------------
(1) Entries may not add to 100.00% due to rounding.


- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

                 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
           SENIOR/SUBORDINATE PASS THROUGH CERTIFICATES, SERIES 1996-1


The defined terms used and not otherwise defined in the attached BankAmerica Manufactured Housing Contract, Series 1996-1 Computational Materials for Classes A-1, A-2, A-3, A-4, A-5, A-6, A-7, and B-1 Certificates of such Series 1996-1, shall have the meanings ascribed to them, as follows:

"CPR" a constant prepayment rate, is utilized to project prepayments, and is the rate at which, on an annual basis, the outstanding principal balance of contracts declines due to liquidations, unscheduled principal payments and repurchases.

"MHP" is known as the Manufactured Housing Prepayment curve and is the prepayment pricing convention for manufactured housing contracts. The basic curve is 100% MHP and equates to a ramped CPR which starts at 3.7% CPR in the first month after origination and rises 0.1% CPR monthly to 6.0% CPR in month 24, and remains at 6.0% CPR beyond month 24. 170% MHP represents the factor by which each monthly CPR is multiplied in order to arrive at the monthly CPR speed for a given pool. For example, the CPR rate in month 1 assuming
170% MHP is 3.7%*170%=6.29% CPR, increasing by 0.17% CPR each month until the 24th month when it reaches 10.2% CPR. The CPR rate in month 1 assuming 200% MHP is 3.7%*200%=7.40% CPR, increasing by 0.20% CPR each month until the 24th month when it reaches 12.0% CPR.

"PRICE" are "flat prices" and are quoted as a percentage of par, with fractions expressed in 32nds.

"AVG LIFE" (Weighted Average Life) refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security is expected to be repaid to the investor. The weighted average life of a Certificate is determined by (i) multiplying the amount of cash distributions in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Certificate to the stated Distribution Date, (ii) adding the results, and (iii) dividing the sum by the sum of the principal cash flow (which equals the initial principal balance in a scenario in the absence of losses) of such certificate.

"EXPECTED FINAL MATURITY" is the maturity date on which an investor is expected to receive the final distribution of principal.

"MOD DUR" (Modified Duration), is computed by calculating Macaulay Duration and dividing the result by (1+one half the yield to maturity). Modified Duration can be used to approximate the price volatility of a bond. For example, for a 100-basis point change in yield, a certificate with a Modified Duration of 6 would theoretically have its price change by approximately 6%. Macaulay Duration is a measure of the weighted average term-to-maturity of a bond's cash flows. The weights in this weighted average are the present value of each cash flow as a percent of all the bond's cash flows (i.e., the weights are the present value of each cash flow as a percent of the bond's price).

"WAM" (Weighted Average Maturity) is calculated as a weighted average of the remaining term to maturity of a pool's underlying manufactured home contracts, using the balance of each manufactured home contract as the weighting factor.

"WINDOW MNTHS" is the range, in months, during which the security is expected to receive principal distributions.

"*" in the decrement tables represents a pool factor which is less than 0.5 but greater than 0.

"EXCESS INTEREST" is the amount of interest collected on nondefaulted contracts during a collection period which exceeds the interest distribution due to the holders of the Certificates and the Monthly Servicing Fee for the related distribution date.

"FACTOR" is the fraction of principal outstanding as of the closing date.

- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

          PERCENT OF THE INITIAL CLASS A-1 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                ------------------------------------------------------
DATE                              0%     100%    150%    170%    200%    250%    300%
- ------------------------------  ------  ------  ------  ------  ------  ------  ------
Initial Percentage............     100     100     100     100     100     100     100
May 10, 1996..................     100     100     100     100     100     100     100
May 10, 1997..................      91      68      56      52      45      33      22
May 10, 1998..................      80      31       7       0       0       0       0
May 10, 1999..................      69       0       0       0       0       0       0
May 10, 2000..................      56       0       0       0       0       0       0
May 10, 2001..................      42       0       0       0       0       0       0
May 10, 2002..................      26       0       0       0       0       0       0
May 10, 2003..................       8       0       0       0       0       0       0
May 10, 2004..................       0       0       0       0       0       0       0
Weighted Average Life
 (years)......................  4.1888  1.4587  1.0978  1.0000  0.8816  0.7357  0.6288

          PERCENT OF THE INITIAL CLASS A-2 CERTIFICATE BALANCE AT THE
               RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL (1)
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100     98      85      63      42
May 10, 1999..................     100      95      62     50      31       2       0
May 10, 2000..................     100      62      21      6       0       0       0
May 10, 2001..................     100      31       0      0       0       0       0
May 10, 2002..................     100       9       0      0       0       0       0
May 10, 2003..................     100       0       0      0       0       0       0
May 10, 2004..................      89       0       0      0       0       0       0
May 10, 2005..................      71       0       0      0       0       0       0
May 10, 2006..................      54       0       0      0       0       0       0
May 10, 2007..................      34       0       0      0       0       0       0
May 10, 2008..................      18       0       0      0       0       0       0
May 10, 2009..................       *       0       0      0       0       0       0
May 10, 2010..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  10.1730 4.4379  3.3208  3.0000 2.6392  2.2009  1.8896

- ------------------------
(1) Any entry with an asterisk (*) is equal to 0 due to rounding to the nearest 1%.

- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

          PERCENT OF THE INITIAL CLASS A-3 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100    100     100     100     100
May 10, 1999..................     100     100     100    100     100     100      41
May 10, 2000..................     100     100     100    100      63       0       0
May 10, 2001..................     100     100      87     50       0       0       0
May 10, 2002..................     100     100      30      0       0       0       0
May 10, 2003..................     100      71       0      0       0       0       0
May 10, 2004..................     100      24       0      0       0       0       0
May 10, 2005..................     100       0       0      0       0       0       0
May 10, 2006..................     100       0       0      0       0       0       0
May 10, 2007..................     100       0       0      0       0       0       0
May 10, 2008..................     100       0       0      0       0       0       0
May 10, 2009..................     100       0       0      0       0       0       0
May 10, 2010..................      55       0       0      0       0       0       0
May 10, 2011..................      17       0       0      0       0       0       0
May 10, 2012..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  14.1546 7.4360  5.6387  5.0000 4.2214  3.4249  2.9245

- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

          PERCENT OF THE INITIAL CLASS A-4 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100    100     100     100     100
May 10, 1999..................     100     100     100    100     100     100     100
May 10, 2000..................     100     100     100    100     100      87      26
May 10, 2001..................     100     100     100    100      99      32       0
May 10, 2002..................     100     100     100     94      50       0       0
May 10, 2003..................     100     100      81     50       7       0       0
May 10, 2004..................     100     100      40     10       0       0       0
May 10, 2005..................     100      85       6      0       0       0       0
May 10, 2006..................     100      53       0      0       0       0       0
May 10, 2007..................     100      21       0      0       0       0       0
May 10, 2008..................     100       0       0      0       0       0       0
May 10, 2009..................     100       0       0      0       0       0       0
May 10, 2010..................     100       0       0      0       0       0       0
May 10, 2011..................     100       0       0      0       0       0       0
May 10, 2012..................      85       0       0      0       0       0       0
May 10, 2013..................      52       0       0      0       0       0       0
May 10, 2014..................      15       0       0      0       0       0       0
May 10, 2015..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  17.0046 10.0880 7.7800  7.0000 6.0030  4.6681  3.7785

- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

          PERCENT OF THE INITIAL CLASS A-5 CERTIFICATE BALANCE AT THE
               RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL (1)
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100    100     100     100     100
May 10, 1999..................     100     100     100    100     100     100     100
May 10, 2000..................     100     100     100    100     100     100     100
May 10, 2001..................     100     100     100    100     100     100      78
May 10, 2002..................     100     100     100    100     100      88      42
May 10, 2003..................     100     100     100    100     100      54      13
May 10, 2004..................     100     100     100    100      73      26       0
May 10, 2005..................     100     100     100     80      47       4       0
May 10, 2006..................     100     100      78     55      24       0       0
May 10, 2007..................     100     100      54     32       4       0       0
May 10, 2008..................     100      92      32     12       0       0       0
May 10, 2009..................     100      68      12      0       0       0       0
May 10, 2010..................     100      44       0      0       0       0       0
May 10, 2011..................     100      24       0      0       0       0       0
May 10, 2012..................     100       7       0      0       0       0       0
May 10, 2013..................     100       0       0      0       0       0       0
May 10, 2014..................     100       0       0      0       0       0       0
May 10, 2015..................      78       0       0      0       0       0       0
May 10, 2016..................      48       0       0      0       0       0       0
May 10, 2017..................      34       0       0      0       0       0       0
May 10, 2018..................      18       0       0      0       0       0       0
May 10, 2019..................       *       0       0      0       0       0       0
May 10, 2020..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  20.2916 13.8294 11.2388 10.2637 8.9665 7.2124  5.8240

- ------------------------
(1) Any entry with an asterisk (*) is equal to 0 due to rounding to the nearest 1%.

- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

          PERCENT OF THE INITIAL CLASS A-6 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100    100     100     100     100
May 10, 1999..................     100     100     100    100     100     100     100
May 10, 2000..................     100     100     100    100     100     100     100
May 10, 2001..................     100     100     100    100     100     100     100
May 10, 2002..................     100     100     100    100     100     100     100
May 10, 2003..................     100     100     100    100     100     100     100
May 10, 2004..................     100     100     100    100     100     100      89
May 10, 2005..................     100     100     100    100     100     100      70
May 10, 2006..................     100     100     100    100     100      84      54
May 10, 2007..................     100     100     100    100     100      67       0
May 10, 2008..................     100     100     100    100      86      54       0
May 10, 2009..................     100     100     100     93      70       0       0
May 10, 2010..................     100     100      93     76       0       0       0
May 10, 2011..................     100     100      77     62       0       0       0
May 10, 2012..................     100     100      64      0       0       0       0
May 10, 2013..................     100      91       0      0       0       0       0
May 10, 2014..................     100      74       0      0       0       0       0
May 10, 2015..................     100       0       0      0       0       0       0
May 10, 2016..................     100       0       0      0       0       0       0
May 10, 2017..................     100       0       0      0       0       0       0
May 10, 2018..................     100       0       0      0       0       0       0
May 10, 2019..................     100       0       0      0       0       0       0
May 10, 2020..................      79       0       0      0       0       0       0
May 10, 2021..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  24.4921 18.3136 15.6471 14.6276 13.2619 11.3000 9.6044

- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

          PERCENT OF THE INITIAL CLASS A-7 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100    100     100     100     100
May 10, 1999..................     100     100     100    100     100     100     100
May 10, 2000..................     100     100     100    100     100     100     100
May 10, 2001..................     100      99      88     87      85      82      79
May 10, 2002..................     100      90      77     75      72      68      63
May 10, 2003..................     100      81      68     65      61      55      49
May 10, 2004..................     100      73      59     55      51      45      39
May 10, 2005..................     100      65      51     48      43      36      30
May 10, 2006..................     100      58      44     41      36      29      24
May 10, 2007..................     100      52      38     34      30      23       0
May 10, 2008..................      94      45      32     29      25      19       0
May 10, 2009..................      87      39      27     24      20       0       0
May 10, 2010..................      78      33      22     19       0       0       0
May 10, 2011..................      71      29      18     16       0       0       0
May 10, 2012..................      65      25      15      0       0       0       0
May 10, 2013..................      58      21       0      0       0       0       0
May 10, 2014..................      50      17       0      0       0       0       0
May 10, 2015..................      42       0       0      0       0       0       0
May 10, 2016..................      35       0       0      0       0       0       0
May 10, 2017..................      31       0       0      0       0       0       0
May 10, 2018..................      27       0       0      0       0       0       0
May 10, 2019..................      23       0       0      0       0       0       0
May 10, 2020..................      18       0       0      0       0       0       0
May 10, 2021..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  18.3262 11.7886 9.8254  9.3660 8.7683  7.9574  7.2963

- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.

          PERCENT OF THE INITIAL CLASS B-1 CERTIFICATE BALANCE AT THE
               RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL (1)
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100    100     100     100     100
May 10, 1999..................     100     100     100    100     100     100     100
May 10, 2000..................     100     100     100    100     100     100     100
May 10, 2001..................     100      99      82     80      77      72      68
May 10, 2002..................     100      84      65     62      57      49      42
May 10, 2003..................     100      70      49     45      39      30      21
May 10, 2004..................     100      57      35     31      24      13       4
May 10, 2005..................     100      46      23     18      11       *       0
May 10, 2006..................     100      35      13      7       *       0       0
May 10, 2007..................     100      25       3      0       0       0       0
May 10, 2008..................      90      15       0      0       0       0       0
May 10, 2009..................      79       5       0      0       0       0       0
May 10, 2010..................      66       0       0      0       0       0       0
May 10, 2011..................      55       0       0      0       0       0       0
May 10, 2012..................      45       0       0      0       0       0       0
May 10, 2013..................      35       0       0      0       0       0       0
May 10, 2014..................      23       0       0      0       0       0       0
May 10, 2015..................       9       0       0      0       0       0       0
May 10, 2016..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  15.5058 8.8367  7.1666  6.8945 6.5552  6.1236  5.8057

- ------------------------
(1) Any entry with an asterisk (*) is equal to 0 due to rounding to the nearest 1%.

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This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. BA Securities, Inc. and/or affiliates may have positions in, and affect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENTS: In addition, please note that this information has been provided by BA Securities, Inc. We recommend that investors obtain the advice of their BA Securities, Inc. representative about the investment concerned. BA Securities, Inc. is an affiliate of BankAmerica Housing
Services, Bank of America, FSB and Bank of America National Trust and Savings Association.